Exhibit 32.1

Certification Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of America’s Car-Mart, Inc. (the “Company”) on Form 10-Q for the quarterly period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Tilman J. Falgout, III, Chief Executive Officer of the Company, and Mark D. Slusser, Chief Financial Officer of the Company do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	\s\ Tilman J. Falgout, III
Tilman J. Falgout, III
Chief Executive Officer
December 10, 2003

By:	\s\ Mark D. Slusser
Mark D. Slusser
Chief Financial Officer and Secretary
December 10, 2003